                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         -------------------------------


       Date of Report (Date of earliest event reported): OCTOBER 31, 1997



                         BAY APARTMENT COMMUNITIES, INC.
               (Exact name of Registrant as specified in charter)



         MARYLAND                        1-12672                  77-0404318
(State or other jurisdiction     (Commission file number)       (IRS employer
        of incorporation)                                    identification no.)



           4340 STEVENS CREEK BOULEVARD, SUITE 275, SAN JOSE, CA 95129
               (Address of principal executive offices) (Zip Code)



                                 (408) 983-1500
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

         This Current Report on Form 8-K of Bay Apartment Communities, Inc. (the "Company") contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements contained herein are statements that involve risks and uncertainties, including, but not limited to, the demand for apartment homes, the effects of economic conditions, the impact of competition and competitive pricing, changes in construction costs, the results of financing efforts, potential acquisitions under agreement, the effects of the Company's accounting policies and other risks detailed in the Company's filings with the Securities and Exchange Commission (the "Commission").

PROPERTY ACQUISITION

         Creekside. On October 31, 1997, the Company acquired a 294 apartment home community located in Mountain View, California. This community was purchased from Del Charro Properties, L.P. for approximately $29 million. The Company has planned a repositioning program at this community, which will include construction upgrades to exterior walls, patio decks and fencing, and the repainting of the building exteriors and apartment home interiors. Other aspects of the repositioning program will include apartment home upgrades, including the addition of washers and dryers, dishwashers and air conditioning. In addition, the Company intends to rebuild the leasing center, expand parking areas and upgrade the community's landscaping.

         Following this acquisition, the Company's portfolio consists of 48 communities containing 12,822 apartment homes (including apartment homes delivered at Toscana, a partially developed community) and six land sites on which it is building, or plans to commence building in the future, six communities, which will contain an aggregate of approximately 1,698 apartment homes (including the remaining apartment homes under construction at Toscana). Except as noted below, substantially all of the purchase price for the acquisition of Creekside was funded by drawing on the Company's $350 million unsecured acquisition and construction line of credit from Union Bank of Switzerland and other participating banks (the "Unsecured Credit Facility"). The Unsecured Credit Facility bears interest at the London Interbank Offered Rate (based on a maturity selected by the Company) plus 0.90% per annum and matures in May 2000. Neither the Company, any subsidiary of the Company nor any director or officer of the Company was affiliated with or had a material relationship with the seller of the acquired property described below.

PROPOSED ACQUISITIONS

         The following are proposed acquisition communities. The Company anticipates that these proposed acquisitions will be funded by drawing on the Unsecured Credit Facility and working capital. Because the purchases of the proposed acquisition communities are still pending, there can be no assurance that the Company will consummate the acquisition of any or all of the proposed acquisition communities or, if acquired, that they will be purchased on the terms currently contemplated. Neither the Company, any subsidiary of the Company nor any director or officer of the Company is affiliated with or has a material relationship with the seller of the proposed acquisition properties described below.

         Governor's Square Acquisition Community. On October 10, 1997, the Company agreed to purchase a 302 apartment home community located in Sacramento, California from GSW Associates, Ltd. & GSE Associates, Ltd. The purchase price for this community is anticipated to be approximately $24.8 million, which includes approximately $14.4 million of assumed indebtedness. This acquisition is expected to close in December 1997.

         Warner Oaks Acquisition Community. On October 15, 1997, the Company agreed to purchase a 227 apartment home community located in Woodland Hills, California from De Anza Properties XII. The purchase price for this community is anticipated to be approximately $20 million. This acquisition is expected to close in January 1998.

         Viewpointe Acquisition Community. On November 18, 1997, the Company agreed to purchase a 663 apartment home community located in Woodland Hills, California from CIIF Associates Limited Partnership. The purchase price for this community is anticipated to be approximately $64.8 million. This acquisition is expected to close in December 1997.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements under Rule 3-14 of Regulation S-X


(b)      Pro Forma Financial Statements


(c)      Exhibits

         23.1     Consent of Coopers & Lybrand L.L.P., Independent Accountants.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                  BAY APARTMENT COMMUNITIES, INC.



Dated:  December 11, 1997         By:    /s/ Jeffrey B. Van Horn
                                         ---------------------------------------
                                  Name:  Jeffrey B. Van Horn
                                  Title: Vice President, Chief Financial Officer
                                         and Secretary

                        REPORT OF INDEPENDENT ACCOUNTANTS



Board of Directors
Bay Apartment Communities, Inc.:

We have audited the accompanying Historical Summary of Revenues and Direct Operating Expenses (the Historical Summary) of Creekside Apartments, Mountain View, California (the Property) for the year ended December 31, 1996. The Historical Summary is the responsibility of the Property's owner. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with rules and regulations of the Securities and Exchange Commission, as described in Note A, and is not intended to be a complete presentation of the Property's revenues and expenses and may not be comparable to results from proposed future operations of the Property.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses, described in Note A, of Creekside Apartments, Mountain View, California, for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                          COOPERS & LYBRAND L.L.P.

San Francisco, California
October 20, 1997

                              CREEKSIDE APARTMENTS
                       HISTORICAL SUMMARY OF REVENUES AND
                            DIRECT OPERATING EXPENSES
                                     -------



                                                                      Year Ended
                                                                     December 31,
                                                                         1996
                                                                     ------------
Revenues:
    Rental income                                                     $2,893,492
    Other                                                                182,425
                                                                      ----------
                                                                       3,075,917
                                                                      ----------

Direct operating expenses:
    On-site management                                                   319,674
    Real property tax                                                     57,481
    Utilities                                                            217,841
    Repairs and maintenance                                              475,778
    Other                                                                 27,037
                                                                      ----------
                                                                       1,097,811
                                                                      ----------
                  Revenue in excess of direct
                      operating expenses                              $1,978,106
                                                                      ==========


                      The accompanying note is an integral
                        part of this Historical Summary.

                              CREEKSIDE APARTMENTS
                     NOTE TO HISTORICAL SUMMARY OF REVENUES
                          AND DIRECT OPERATING EXPENSES
                                     -------



A.      Property and Basis of Accounting:

        The accompanying Historical Summary of Revenues and Direct Operating Expenses has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of Creekside Apartments, located in Mountain View, California with 294 apartment homes.

        In accordance with Rule 3-14, direct operating expenses are presented exclusive of depreciation, interest, management fees, and income taxes.

        Rental income attributable to residential leases is recorded when due from tenants.

                        REPORT OF INDEPENDENT ACCOUNTANTS



Board of Directors
Bay Apartment Communities, Inc.:

We have audited the accompanying Historical Summary of Revenues and Direct Operating Expenses (the Historical Summary) of Viewpointe Apartments, Woodland Hills, California (the Property) for the year ended December 31, 1996. The Historical Summary is the responsibility of the Property's owner. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with rules and regulations of the Securities and Exchange Commission, as described in Note A, and is not intended to be a complete presentation of the Property's revenues and expenses and may not be comparable to results from proposed future operations of the Property.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses, described in Note A, of Viewpointe Apartments, Woodland Hills, California, for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                                          COOPERS & LYBRAND L.L.P.


San Francisco, California
November 14, 1997

                              VIEWPOINTE APARTMENTS
                       HISTORICAL SUMMARY OF REVENUES AND
                            DIRECT OPERATING EXPENSES
                                     -------


                                                                      Year Ended
                                                                     December 31,
                                                                         1996
                                                                     ------------
Revenues:
    Rental income                                                     $5,687,477
    Other                                                                139,051
                                                                      ----------
                                                                       5,826,528
                                                                      ----------

Direct operating expenses:
    On-site management                                                   873,341
    Real property tax                                                    270,655
    Utilities                                                            415,848
    Repairs and maintenance                                              740,683
    Other                                                                158,418
                                                                      ----------
                                                                       2,458,945
                                                                      ----------
                  Revenue in excess of direct
                      operating expenses                              $3,367,583
                                                                      ==========


                      The accompanying note is an integral
                        part of this Historical Summary.

                              VIEWPOINTE APARTMENTS
                     NOTE TO HISTORICAL SUMMARY OF REVENUES
                          AND DIRECT OPERATING EXPENSES
                                     -------



A.      Property and Basis of Accounting:

        The accompanying Historical Summary of Revenues and Direct Operating Expenses has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of Viewpointe Apartments, located in Woodland Hills, California with 663 apartment homes.

        In accordance with Rule 3-14, direct operating expenses are presented exclusive of depreciation, interest, management fees, and income taxes.

        Rental income attributable to residential leases is recorded when due from tenants.

                        REPORT OF INDEPENDENT ACCOUNTANTS



Board of Directors
Bay Apartment Communities, Inc.:

We have audited the accompanying Historical Summary of Revenues and Direct Operating Expenses (the Historical Summary) of Warner Oaks Apartments, Woodland Hills, California (the Property) for the year ended December 31, 1996. The Historical Summary is the responsibility of the Property's owner. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with rules and regulations of the Securities and Exchange Commission, as described in Note A, and is not intended to be a complete presentation of the Property's revenues and expenses and may not be comparable to results from proposed future operations of the Property.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses, described in Note A, of Warner Oaks Apartments, Woodland Hills, California, for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                                         COOPERS & LYBRAND L.L.P.


San Francisco, California
November 14, 1997

                             WARNER OAKS APARTMENTS
                       HISTORICAL SUMMARY OF REVENUES AND
                            DIRECT OPERATING EXPENSES
                                     -------



                                                                      Year Ended
                                                                     December 31,
                                                                         1996
                                                                     ------------
Revenues:
    Rental income                                                     $2,232,016
    Other                                                                 51,979
                                                                      ----------
                                                                       2,283,995
                                                                      ----------

Direct operating expenses:
    On-site management                                                   285,819
    Real property tax                                                    154,501
    Utilities                                                            178,795
    Repairs and maintenance                                              242,247
    Other                                                                 62,648
                                                                      ----------
                                                                         924,010
                                                                      ----------
                  Revenue in excess of direct
                      operating expenses                              $1,359,985
                                                                      ==========


                      The accompanying note is an integral
                        part of this Historical Summary.

                             WARNER OAKS APARTMENTS
                     NOTE TO HISTORICAL SUMMARY OF REVENUES
                          AND DIRECT OPERATING EXPENSES
                                     -------



A.      Property and Basis of Accounting:

        The accompanying Historical Summary of Revenues and Direct Operating Expenses has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of Warner Oaks Apartments, located in Woodland Hills, California with 227 apartment homes.

        In accordance with Rule 3-14, direct operating expenses are presented exclusive of depreciation, interest, management fees, and income taxes.

        Rental income attributable to residential leases is recorded when due from tenants.

                        REPORT OF INDEPENDENT ACCOUNTANTS



Board of Directors
Bay Apartment Communities, Inc.:

We have audited the accompanying Historical Summary of Revenues and Direct Operating Expenses (the Historical Summary) of Governor's Square East and West Apartments, Sacramento, California (the Property) for the year ended December 31, 1996. The Historical Summary is the responsibility of the Property's owner. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with rules and regulations of the Securities and Exchange Commission, as described in Note A, and is not intended to be a complete presentation of the Property's revenues and expenses and may not be comparable to results from proposed future operations of the Property.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses, described in Note A, of Governor's Square East and West Apartments, Sacramento, California, for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                                          COOPERS & LYBRAND L.L.P


San Francisco, California
November 5, 1997

                   GOVERNOR'S SQUARE EAST AND WEST APARTMENTS
                       HISTORICAL SUMMARY OF REVENUES AND
                            DIRECT OPERATING EXPENSES
                                     -------



                                                                      Year Ended
                                                                     December 31,
                                                                         1996
                                                                     ------------
Revenues:
    Rental income                                                     $2,564,505
    Other                                                                 30,199
                                                                      ----------
                                                                       2,594,704
                                                                      ----------

Direct operating expenses:
    On-site management                                                   300,374
    Real property tax                                                    189,402
    Utilities                                                            257,696
    Repairs and maintenance                                              129,646
    Other                                                                 25,438
                                                                      ----------
                                                                         902,556
                                                                      ----------
                  Revenue in excess of direct
                      operating expenses                              $1,692,148
                                                                      ==========


                      The accompanying note is an integral
                        part of this Historical Summary.

                   GOVERNOR'S SQUARE EAST AND WEST APARTMENTS
                     NOTE TO HISTORICAL SUMMARY OF REVENUES
                          AND DIRECT OPERATING EXPENSES
                                     -------



A.      Property and Basis of Accounting:

        The accompanying Historical Summary of Revenues and Direct Operating Expenses has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of Governor's Square East and West Apartments, located in Sacramento, California with 302 apartment homes.

        In accordance with Rule 3-14, direct operating expenses are presented exclusive of depreciation, interest, management fees, and income taxes.

        Rental income attributable to residential leases is recorded when due from tenants.

                         BAY APARTMENT COMMUNITIES, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1996
                 (In thousands, except share and per share data)
                                   (Unaudited)


                                                                       Acquisition
                                                        Historical     Communities      Pro Forma
                                                        ----------     ------------     ---------
Assets:
     Real estate assets:
     Land                                                $ 152,277      $ 30,181 A      $ 182,458
     Buildings and improvements                            511,583       101,395 A        612,978
     Furniture, fixtures & equipment                        35,542         7,044 A         42,586
                                                         ---------      --------        ---------
                                                           699,402       138,620          838,022
     Less: accumulated depreciation                        (52,554)            0          (52,554)
                                                         ---------      --------        ---------
     Operating real estate assets                          646,848       138,620          785,468

     Construction in progress                               50,945             0           50,945
                                                         ---------      --------        ---------
          Net real estate assets                           697,793       138,620          836,413

     Cash & cash equivalents                                   920             0              920
     Restricted cash                                           960             0              960
     Other assets, net                                      12,236             0           12,236
                                                         ---------      --------        ---------
          Total Assets                                   $ 711,909      $138,620        $ 850,529
                                                         =========      ========        =========

Liabilities and Shareholders' Equity:
     Liabilities:
     Notes payable                                       $ 273,688        99,163 B      $ 372,851
     Accounts payable and accrued expenses                   5,450             0            5,450
     Dividends payable                                       8,939             0            8,939
     Other liabilities                                       4,553             0            4,553
                                                         ---------      --------        ---------
          Total Liabilities                                292,630        99,163          391,793

     Minority interest                                       7,002             0            7,002

     Shareholders' Equity:
     Preferred stock                                            27             0               27
     Common stock                                              190            10 C            200
     Paid in capital                                       435,723        39,447 C        475,170
     Dividends in excess of accumulated earnings           (23,663)            0          (23,663)
                                                         ---------      --------        ---------
          Total Shareholders Equity                        412,277        39,457          451,734
                                                         ---------      --------        ---------
          Total Liabilities and Shareholders' Equity     $ 711,909      $138,620        $ 850,529
                                                         =========      ========        =========

                         BAY APARTMENT COMMUNITIES, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996
                 (In thousands, except share and per share data)
                                   (Unaudited)


                                                               Acquisition
                                              Historical       Communities          Pro Forma
                                              ----------       -----------          ---------
Revenue:
     Rental                                  $     80,377      $    13,377 D       $     93,754
     Other                                          2,216              404 D              2,620
                                             ------------      -----------         ------------
          Total revenue                            82,593           13,781               96,374
                                             ------------      -----------         ------------
Expenses:
     Property operating                            18,924            4,438 E             23,362
     Property taxes                                 6,353              672 E              7,025
     General and administrative                     3,895              274 E              4,169
     Interest and financing                        14,276            6,925 F             21,201
     Depreciation and amortization                 18,689            4,386 G             23,075
                                             ------------      -----------         ------------
          Total expenses                           62,137           16,695               78,832
                                             ------------      -----------         ------------
     Income before minority interest and
          extraordinary item                       20,456           (2,914)              17,542

          Minority interest                          (319)            --                   (319)
                                             ------------      -----------         ------------
     Income before extraordinary item              20,137           (2,914)              17,223

          Extraordinary item                         (511)            --                   (511)
                                             ------------      -----------         ------------
     Net income                                    19,626           (2,914)              16,712

          Preferred dividend requirement           (4,264)            --                 (4,264)
                                             ------------      -----------         ------------
     Earnings available to common shares     $     15,362      $    (2,914)        $     12,448
                                             ============      ===========         ============

     Weighted average shares outstanding       15,126,242        1,026,187 H         16,152,429
                                             ============                          ============
     Per share                               $       1.02                          $       0.77
                                             ============                          ============

1.    Basis of Presentation:

The pro forma financial statements of Bay Apartment Communities, Inc. (the "Company"), which are unaudited, have been prepared based on the historical financial statements of the Company. The pro forma consolidated balance sheet has been prepared as if the acquisition of one apartment community October 31, 1997 and the probable acquisition of three additional apartment communities during the period of December 1997 through January 1998 (the "Acquisition Communities"), had occurred on December 31, 1996. The pro forma consolidated statement of operations for the twelve months ended December 31, 1996, has been prepared as if the above mentioned events had occurred on January 1, 1996. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made. The pro forma financial statements should be read in conjunction with the historical financial statements of the Company.

2.    PRO FORMA ADJUSTMENTS:

A - Additional real estate assets are attributable to the Acquisition Communities which consist of the following acquisitions (000's):

                  Creekside, Mountain View, CA  *             $ 28,970
                  Warner Oaks, Woodland Hills, CA             $ 20,020
                  Viewpointe, Woodland Hills, CA              $ 64,840
                  Governors Square, Sacramento, CA            $ 24,790
                                                              --------
                                                              $138,620
                                                              ========

                  *    Community acquired October 31, 1997

B - Increase in notes payable is attributable to cash used to acquire the Acquisition Communities which was drawn from the Credit Facility, the assumption of an existing $14.436 million mortgage note payable on Governors Square, and reduced by the proceeds of the Offering of additional shares of common stock.

C - Increase in common stock and paid in capital is attributable to the Offering of 1,026,187 additional shares of $.01 par value common stock at a purchase price of $39.125 per share less transaction costs of $692,992.

D - Additional rental and other revenue is attributable to the Acquisition Communities.

E - Additional property operating expense, property tax expense, and general and administrative expense are attributable to the Acquisition Communities.

F - Additional interest and financing expense is attributable to the interest incurred on funds obtained from the Credit Facility, and the assumed loan.

G - Depreciation expense attributable to the Acquisition Communities has been computed using the straight-line method over 30 years for buildings and 7 years for furniture, fixtures and equipment.

H - Additional weighted average shares outstanding attributable to the Offering of 1,026,187 additional shares of common stock on December 12, 1997.